Exhibit 99.1


COMDIAL ANNOUNCES BRIDGE FINANCING
                                                                   Press Release

Comdial Corporation
106 Cattlemen Road
Sarasota, FL 34232
Telephone (941) 554-5000
Facsimile (941) 554-5012

Contact: Ken Clinebell, CFO
(941) 554-5000, ext. 1513


FOR IMMEDIATE RELEASE

            COMDIAL ANNOUNCES CLOSING OF BRIDGE FINANCING TRANSACTION
                      Investment Proceeds Total $9 Million

SARASOTA, FL - March 16, 2004 - Comdial Corporation (OTC Bulletin Board:
CMDZ.OB), a leading provider of traditional and IP telephony solutions for small and medium-sized enterprises, announced today that it has closed a bridge financing transaction involving the private placement of 90 units at a price of $100,000 per unit resulting in gross proceeds to the Company of $9 million (the "Bridge Financing"). Each unit includes a warrant to purchase 20,000 shares of the Company's voting common stock at an exercise price of $3.38 per share and a $100,000 subordinated convertible note which includes quarterly interest payable at the annual rate of 8%. Commonwealth Associates, L.P. served as placement agent for the Bridge Financing.

         Neil Lichtman, Comdial's president and chief executive officer, commented, "Comdial welcomes the new investors who participated in this transaction, and is grateful for the continued support of its existing investors and their belief in our vision. We pursued financing in the form of a bridge transaction in order to speed the capital raising process and get right to the application of that capital, which is to pursue our growth opportunities in the IP telephony market through the recently launched CONVERSipTM solutions suite. CONVERSipTM is an innovative, flexible and feature-rich communications solution that can help boost corporate productivity by streamlining collaborative interaction and leverages existing technology investments and common network infrastructure. We are in the process of evaluating next-step financing alternatives to optimize a stable capital structure. We will provide updates on these decisions as we move forward."

         This press release does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


ABOUT COMDIAL

Comdial is a converged voice and data communications solutions provider with over 25 years of long-standing success as a leading brand. Focused on superior customer service and reliable communications solutions, we are dedicated to producing best-in-class small- to mid-sized enterprise communications products. Through innovative technology and flexibility, we are unmatched at providing comprehensive Internet Protocol (IP) communications solutions tailored to meet each customer's evolving business needs. For more information about Comdial and its communications solutions, please visit our web site at www.comdial.com.

FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS AND PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING COMDIAL CORPORATION'S ABILITY TO OBTAIN ADDITIONAL FUNDING FOR ITS BUSINESS SHOULD SUCH FUNDING BECOME NECESSARY, ITS ABILITY TO MAINTAIN MARKET SHARE AND TO GROW IN A VERY COMPETITIVE MARKET, ITS ABILITY TO DEVELOP TECHNOLOGICALLY ADVANCED PRODUCTS TO KEEP PACE WITH MANY COMPETITORS THAT ARE MUCH LARGER AND HAVE SIGNIFICANTLY MORE RESOURCES THAN COMDIAL, LOWER THAN ANTICIPATED DEMAND BROUGHT ABOUT BY CONTINUED WEAKNESS IN TELECOMMUNICATIONS SPENDING, RISK OF DILUTION OF THE COMPANY'S STOCK FROM PRIVATE PLACEMENT INVESTMENTS, INCLUDING THE CURRENT BRIDGE FINANCING AND FROM THE PRIVATE PLACEMENT THAT WAS COMPLETED IN 2002, AND ANY OTHER PRIVATE INVESTMENTS OR PUBLIC OFFERINGS THAT MAY OCCUR FORM TIME TO TIME, DEPENDENCE ON A RELATIVELY SMALL NUMBER OF LARGE CUSTOMERS, ABILITY TO MAINTAIN NECESSARY ENGINEERING, SALES, MARKETING AND OTHER KEY STAFF MEMBERS, THE RISKS ASSOCIATED WITH THE OUTSOURCING OF ITS MANUFACTURING REQUIREMENTS, INCLUDING INTERNATIONAL RISK FACTORS, ITS ABILITY TO ACHIEVE ITS OPERATIONAL GOALS AND TO GENERATE POSITIVE CASH FLOW, ANY UNFAVORABLE OUTCOME OF PENDING DISPUTES OR LITIGATION, INCLUDING, BUT NOT LIMITED TO INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS THAT ARISE FROM TIME TO TIME AND THE VARIOUS OTHER FACTORS SET FORTH FROM TIME TO TIME IN COMDIAL'S FILINGS WITH THE SEC, INCLUDING, BUT NOT LIMITED TO, COMDIAL'S FORM 10-Q FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003. COMDIAL CORPORATION UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS MADE IN THIS RELEASE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PRESS RELEASE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.


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